UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2012

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado		80112
(Address of principal executive offices)		(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of The Western Union Company (the “Company”) held on Wednesday, May 23, 2012, upon the recommendation of the Board of Directors, the stockholders voted on and approved amendments to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of all directors. Pursuant to such amendments, directors who have been elected to three-year terms prior to the effectiveness of such amendments (including directors elected at the 2012 Annual Meeting) will complete those terms. Thereafter, their successors will be elected to one-year terms and from and after the 2015 Annual Meeting, all directors will stand for election annually.

The newly amended Amended and Restated Certificate of Incorporation (the “New Amended and Restated Charter”) was filed with the Secretary of State of the State of Delaware on May 23, 2012 and was effective as of such date. A copy of the New Amended and Restated Charter is attached as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

The Company’s Board of Directors previously approved amendments to our By-Laws to eliminate the Board of Directors’ classified structure in the same manner as the New Amended and Restated Charter, which became effective upon the filing of the New Amended and Restated Charter with the Secretary of State of the State of Delaware on May 23, 2012. The Amended and Restated By-Laws are filed as Exhibit 3.2 to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders, held on May 23, 2012, the stockholders of the Company: (i) elected the persons listed below to serve as directors of the Company for a three-year term; (ii) voted in favor of amendments to the Company’s Amended and Restated Certificate of Incorporation to eliminate classification of the Board of Directors and require that all Directors stand for election on an annual basis starting in 2015, as described above in Item 5.03; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012; (iv) on an advisory basis, voted in favor of the compensation of the Company’s named executive officers, as set forth in the Company’s 2012 annual meeting proxy statement; (v) approved the material terms of the expanded performance measures under the Company’s 2006 Long-Term Incentive Plan; (vi) voted against a stockholder proposal regarding stockholder proxy access; and (vii) voted against a stockholder proposal regarding an advisory vote on political contributions. The final voting results for the matters voted upon at the meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard A. Goodman	503,628,029	3,564,321	433,147	32,723,473
Roberto G. Mendoza	495,769,274	11,416,968	439,255	32,723,473
Michael A. Miles, Jr.	499,944,043	7,242,990	438,464	32,723,473

Proposal 2:	Amendments to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Classification of the Board of Directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
506,355,335	749,299	519,728	32,724,608

Proposal 3: Ratification of Selection of Auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
534,063,224	5,725,460	560,286	0

Proposal 4: Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
498,810,475	8,079,145	734,742	32,724,608

Proposal 5: Approval of Material Terms of the Expanded Performance Measures Under the Company’s 2006 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
480,896,012	26,029,745	697,605	32,725,608

Proposal 6: Stockholder Proposal Regarding Stockholder Proxy Access.

Votes For	Votes Against	Abstentions	Broker Non-Votes
169,535,149	336,039,100	2,050,248	32,724,473

Proposal 7: Stockholder Proposal Regarding an Advisory Vote on Political Contributions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,359,273	403,545,430	88,718,659	32,725,608

Item 9.01. Financial Statements and Exhibits

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on May 23, 2012.

3.2	Amended and Restated By-Laws of the Company, as amended as of May 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: May 25, 2012	By:	/s/ Darren A. Dragovich
	Name:	Darren A. Dragovich
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on May 23, 2012.

3.2	Amended and Restated By-Laws of the Company, as amended as of May 23, 2012.